UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549


                                   ----------


                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                                   ----------

       Date of Report (Date of earliest event reported): December 28, 2006


                                 CNB CORPORATION



Incorporated under the     Commission File No. 2-96350       I.R.S. Employer
laws of South Carolina                                       Identification No.
                                                                57-0792402


                                  P.O. Box 320
                          Conway, South Carolina 29528
                             Telephone: 843-248-5271


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1 - Registrant's Business and Operations

Item 1.01 Entry into a Material Definitive Agreement

         On December 28, 2006, the Company entered into a Settlement Agreement settling the lawsuit initiated on September 6, 2005 by Willis J. Duncan, Harriette B. Duncan and W. Jennings Duncan against H. Buck Cutts, Paul R. Dusenbury, Robert P. Hucks, Richard M. Lovelace, Jr., and Howard B. Smith, III, and The Conway National Bank and the Company, as nominal defendants. The Agreement provides for dismissal of the lawsuit; resignation of Messrs. Cutts, Hucks and Smith from the Board of Directors of the Company, and resignation of Mr. Hucks from the Board of Directors of The Conway National Bank, effective as of December 31, 2006; resignation by Mr. Hucks of his employment with The Conway National Bank and the Company effective as of December 31, 2006; resignation by Mr. Dusenbury of his employment with The Conway National Bank and the Company, effective as of October 31, 2006; payment by the Company and/or The Conway National Bank of an aggregate of $637,500, allocated as $95,861.17 to each of Messrs. Hucks, Dusenbury, Cutts, Lovelace and Smith for litigation costs, and $71,187.37 and $87,006.78 to Messrs. Dusenbury and Hucks, respectively, for cancellation of their employment agreements; and execution of mutual releases among all of the parties. The settlement does not affect or alter vested rights of Messrs. Hucks, Smith or Dusenbury under the Company's Phantom Stock Plan and the related Phantom Stock Agreements, but no further benefits shall vest under the plan or the agreements. The vested benefits will accrue interest and be paid in accordance with the terms of the plan and the agreements. The Settlement Agreement also requires each of Messrs. Hucks and Dusenbury to enter into Confidentiality/Non-Disclosure and Non-Solicitation Agreements prohibiting them from disclosing confidential information about, or trade secrets of, the Company or The Conway National Bank, and prohibiting them for a period of two years from soliciting, directly or indirectly, employment of any employees of The Conway National Bank for employment with any other banking institution doing business in Horry or Georgetown Counties in the State of South Carolina. Mr. Dusenbury continued to receive payments under the employment agreement entered into on June 14, 2005 through October 31, 2006, and Mr. Hucks will receive payments under the employment agreement entered into on June 14, 2005 until December 31, 2006. The Settlement Agreement terminates all further obligations of the Company and the Bank under these employment agreements and any other agreements, other than rights existing under The Conway National Bank Profit Sharing and Savings Plan, any Executive Supplemental Income Plan, Phantom Stock Agreements (as described above), and health insurance coverage through December 31, 2006.

         The foregoing is merely a summary of the Settlement Agreement and Confidentiality/Non-Disclosure and Non-Solicitation Agreements, and is qualified in its entirety by reference to such agreements, which are included as exhibits to this filing.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

     (b) As discussed under Item 1.01 above, Messrs. H. Buck Cutts, Robert P. Hucks and Howard B. Smith, III have resigned as directors of the Company, effective as of December 31, 2006; Mr. Hucks has resigned as a director of The Conway National Bank, effective as of December 31, 2006; Mr. Dusenbury has resigned as Executive Vice President, Chief

          Financial Officer and Treasurer of the Company, and as Executive Vice President, Chief Financial Officer and Cashier of The Conway National Bank, effective as of October 31, 2006; and Mr. Hucks has resigned as President and Chief Executive Officer of the Company and The Conway National Bank, effective as of December 31, 2006. Suspensions with pay of Messrs. Dusenbury and Hucks from these executive officer positions were previously disclosed in a Form 8-K filed May 31, 2006.

Section 7 - Regulation FD

Item 7.01 Regulation FD Disclosure

         See letter to shareholders included as Exhibit 10.8 hereto.

Section 9 - Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

         See Exhibit Index.

SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                           CNB Corporation
                           (Registrant)



   Date: January 4, 2007   By: L. Ford Sanders, II
                               ------------------------------------------------
                               L. Ford Sanders, II
                               Interim Executive Vice President, Chief Financial Officer and Treasurer

                                  EXHIBIT INDEX

Exhibit 10.1 Settlement Agreement among the estate of Willis J. Duncan, the estate of Harriette B. Duncan, W. Jennings Duncan, H. Buck Cutts, Paul R. Dusenbury, Robert P. Hucks, Richard M. Lovelace, Jr., Howard B. Smith, III, CNB Corporation, The Conway National Bank and The Conway National Bank Profit-Sharing and Savings Plan.

Exhibit 10.2 Mutual Release among the estate of Willis J. Duncan, the estate of Harriette B. Duncan, W. Jennings Duncan, CNB Corporation, The Conway National Bank, The Conway National Bank Profit-Sharing and Savings Plan, and H. Buck Cutts.

Exhibit 10.3 Mutual Release among the estate of Willis J. Duncan, the estate of Harriette B. Duncan, W. Jennings Duncan, CNB Corporation, The Conway National Bank, The Conway National Bank Profit-Sharing and Savings Plan, and Paul R. Dusenbury.

Exhibit 10.4 Mutual Release among the estate of Willis J. Duncan, the estate of Harriette B. Duncan, W. Jennings Duncan, CNB Corporation, The Conway National Bank, The Conway National Bank Profit-Sharing and Savings Plan, and Robert P. Hucks.

Exhibit 10.5        Mutual  Release  among the estate of Willis J.  Duncan,  the estate of Harriette B. Duncan, W. Jennings Duncan, CNB Corporation, The Conway National Bank, The Conway National Bank Profit-Sharing and Savings Plan, and Richard M. Lovelace, Jr.

Exhibit 10.6 Mutual Release among the estate of Willis J. Duncan, the estate of Harriette B. Duncan, W. Jennings Duncan, CNB Corporation, The Conway National Bank, The Conway National Bank Profit-Sharing and Savings Plan, and Howard B. Smith, III.

Exhibit 10.7 Form of Confidentiality/Non-Disclosure and Non-Solicitation Agreement among CNB Corporation, The Conway National Bank and each of Robert P. Hucks and Paul R. Dusenbury.

Exhibit 10.8        Letter to Shareholders relating to settlement of litigation